UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2018

BLACK CACTUS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55880	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8275 S. Eastern Avenue, Suite 200 Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

(702) 724-2643

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.02 Termination of a Material Definitive Agreement.

On December 20, 2017, Black Cactus Global, Inc. (the “Company”) had entered into a Share Purchase Agreement whereby the Company was going to acquire all the issued and outstanding shares of World on Wireless (UK) Limited (“WOW”) for 3,200,000 shares of the Company. Although the Company had issued the shares, the shares had not been delivered to WOW since the transaction had not closed. WOW was required to deliver its source code and software to all the Intellectual Property of all of WOW’s programs, platforms and products. Upon receipt of the source code and software, until the Company had independently verified the source code and software. On May 23, 2018, since WOW has not yet delivered the required source code and software, the Company informed the Company that it was terminating the Agreement and canceling the stock previously issued in WOW’s name.

Item 7.01 Regulation FD Disclosure.

On May 23, 2018, Black Cactus Global, Inc. (the “Company”) issued a press release entitled “Black Cactus Withdraws MOU for Icelandic Bank Acquisition.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On May 23, 2018, the Company informed NSB Holdings ehf (“NBS Holdings”) that the Company was withdrawing its previously announced MOU with NSB Holdings and issued a press release concerning the termination of the MOU with NSB. The MOU was executed in January, 2018. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release May 23, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CACTUS GLOBAL, INC.

Date: May 23, 2018	By:	/s/ Harpreet Sangha
	Name:	Harpreet Sangha
	Title:	Chairman of the Board